UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2021
BIOGEN INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19311	33-0112644
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Binney Street, Cambridge, Massachusetts 02142
(Address of principal executive offices; Zip Code)

Registrant’s telephone number, including area code: (617) 679-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0005 par value	BIIB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 7, 2021, Robert W. Pangia notified Biogen Inc. (the “Company” or “Biogen”) that he will retire from the Board of Directors (the “Board”) and will not stand for reelection at the Company's 2021 annual meeting of stockholders. Mr. Pangia will remain a director of the Company until the Company’s 2021 annual meeting of stockholders, scheduled for June 2, 2021. Mr. Pangia’s decision to not stand for reelection was not related to any disagreement with the Company on any matter relating to its operations, policies or practices.
On April 9, 2021, the Company issued a press release announcing the retirement of Mr. Pangia, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Item 8.01    Other Events.
    On April 9, 2021, the Company issued a press release announcing the nomination of Maria C. Freire, Ph.D. and William D. Jones to stand for election to the Company’s Board at its 2021 annual meeting of stockholders, scheduled for June 2, 2021.
A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Additional Information and Where to Find It
Biogen, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the matters to be considered at Biogen’s 2021 annual meeting of stockholders. Biogen intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with such solicitation of proxies from stockholders. STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT WHEN IT BECOMES AVAILABLE AS IT WILL CONTAIN IMPORTANT INFORMATION. Information regarding ownership of Biogen stock and other securities by Biogen directors and executive officers is included in their SEC filings on Forms 3, 4 and 5, which can be found through the Biogen website (www.biogen.com) in the section “Investors” or through the SEC’s website at www.sec.gov. Additional information about Biogen’s directors and executive officers and their interests is set forth in Biogen’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 3, 2021, and Biogen’s proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 20, 2020, and in Biogen’s other SEC filings, which can be found through Biogen’s website (www.biogen.com) in the section “Investors” or through the SEC’s website at www.sec.gov. More detailed and updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with Biogen’s 2021 annual meeting of stockholders. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by Biogen with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at Biogen’s website at www.biogen.com.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits
The exhibits listed below are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release of Biogen Inc. issued April 9, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    BIOGEN INC.

    By: /s/ Suzanne Murray
        Suzanne Murray
Assistant Secretary

Date: April 9, 2021